UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 20, 2019

TEB BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	333-227307	83-2040340
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

2290 North Mayfair Road, Wauwatosa, Wisconsin		53226
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (414) 476-6434

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01   Other Events
TEB Bancorp, Inc. (the “Company”), the proposed holding company for The Equitable Bank, S.S.B. (the “Bank”), today announced that it has extended the subscription and community offerings of its common stock until 3:00 p.m., Central Time, on Friday, March 22, 2019.  The stock offerings are being conducted in connection with the Bank’s reorganization from a mutual savings bank to a mutual holding company. The Company reserves the right to close the stock offering at any time in its discretion in accordance with applicable regulations and the Bank’s Plan of Reorganization from a Mutual Savings Bank to a Mutual Holding Company (the “Plan”).

The stock offering is being conducted pursuant to the Plan and the other terms and conditions outlined in the Company’s prospectus dated February 11, 2019. Completion of the reorganization and the related stock offering remains subject to, among other things, approval of the Plan by the members of the Bank at its special meeting to be held on April 3, 2019, receipt of orders for at least the minimum number of shares of common stock offered, and receipt of final regulatory approvals.

Forward-Looking Statements

This press release contains certain forward-looking statements about the reorganization and offering.  Forward-looking statements include statements regarding anticipated future events and can be identified by the fact that they do not relate strictly to historical or current facts.  They often include words such as “believe,” “expect,” “anticipate,” “estimate,” and “intend” or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.”  Forward-looking statements, by their nature, are subject to risks and uncertainties.  Certain factors that could cause actual results to differ materially from expected results include: delays in consummation of the transactions contemplated by the Plan; difficulties in selling the stock or in selling the stock within the expected time frame; risks related to the real estate and economic environment, particularly in the market areas in which the Bank operates; the continuing impact of the Bank’s amended Consent Order and being designated as in Troubled Condition; fiscal and monetary policies of the U.S. Government; changes in government regulations affecting financial institutions, including regulatory compliance costs and capital requirements; changes in prevailing interest rates; credit risk management; asset-liability management; and other risks described in the Company’s filings with the Securities and Exchange Commission.

These forward-looking statements are based on the Company’s current beliefs and expectations and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control.  In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change.  The Company is under no duty to and does not take any obligation to update any forward-looking statements after the date of this document.

Item 9.01   Financial Statements and Exhibits
None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TEB Bancorp, Inc.
DATE: March 20, 2019	By:	/s/ John P. Matter
John P. Matter President and Chief Executive Officer